UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2014

Five Star Quality Care, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-16817	04-3516029
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458

(Address of Principal Executive Offices)         (Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms the “Company,” “we,” “us” and “our” refer to Five Star Quality Care, Inc.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described in Item 5.07 of this Current Report on Form 8-K, at our reconvened annual meeting of stockholders held on September 30, 2014, the Company’s stockholders approved the adoption of the Five Star Quality Care, Inc. 2014 Equity Compensation Plan, or the 2014 Plan.  The 2014 Plan replaces the Company’s 2001 Stock Option and Stock Incentive Plan, or the 2001 Plan, as the plan used by the Company to provide equity-based compensation with the purpose of encouraging employees, officers, directors and other service providers of the Company or of its subsidiaries to continue their association with the Company by providing opportunities for them to participate in the ownership of the Company’s shares of common stock, par value $0.01 per share, or Common Shares.  The 2014 Plan allows the Company to grant Common Shares, including restricted Common Shares, options to acquire Common Shares, stock appreciation rights, restricted stock units and other rights to compensation determined by the value of the Common Shares.  The total number of Common Shares that may be issued or subject to options and other rights under the 2014 Plan may not exceed the sum of (a) 4,500,000, plus (b) the number of Common Shares that were available (i.e., were not subject to issuance with respect to outstanding awards) under the 2001 Plan immediately prior to the Company’s stockholders’ approval of the 2014 Plan, which constituted 416,590 Common Shares, plus (c) the number of shares subject to outstanding awards under the 2001 Plan as of September 30, 2014 (which constituted 594,180 Common Shares as of such date), but only to the extent such awards under the 2001 Plan terminate or expire on or after such date without the delivery of shares. In addition, to the extent that Common Shares under either the 2014 Plan or under the 2001 Plan are subject to an award which lapses or is forfeited, any Common Shares subject to such award will again become available for grant under the terms of the 2014 Plan.  The 2014 Plan provides for appropriate adjustments to the number of authorized Common Shares under the 2014 Plan and to outstanding awards in the event of any change in the number or kind of Common Shares outstanding pursuant to a reorganization, recapitalization, exchange of shares, stock dividend, split or combination of shares or similar event.  The 2014 permits the Company to continue to grant awards through September 30, 2024.

A copy of the 2014 Plan was included as Annex A to the Company’s proxy statement for the Company’s reconvened 2014 annual meeting of stockholders, which proxy statement was filed with the Securities and Exchange Commission, or the SEC, on September 17, 2014, and is available at the SEC’s website at www.sec.gov.  The terms and conditions of the 2014 Plan and information pertaining to certain participants in the 2014 Plan are described in detail in that proxy statement.  The foregoing description of the 2014 Plan is qualified in its entirety by the terms of the 2014 Plan.  A copy of the 2014 Plan is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

At our reconvened annual meeting of stockholders held on September 30, 2014, the Company’s stockholders elected Ms. Barbara D. Gilmore as the Independent Director in Group I of the Board of Directors for a three year term of office until the Company’s 2017 annual meeting of stockholders and to serve until her successor shall have been elected and qualified.  Ms. Gilmore received the following votes: For – 22,917,026; Withhold – 14,802,929; and Broker Non-Votes – 0.

The Company’s stockholders also elected Mr. Barry M. Portnoy as the Managing Director in Group I of the Board of Directors for a three year term of office until the Company’s 2017 annual meeting of stockholders and to serve until his successor shall have been elected and qualified.  Mr. Portnoy received the following votes: For – 14,279,904; Withhold – 23,440,051; and Broker Non-Votes – 0.

The Company’s stockholders approved the 2014 Plan, which is further described under Item 5.02 of this Current Report on Form 8-K.  This proposal received the following votes: For – 27,368,494; Against – 10,261,366; Abstain – 90,095; and Broker Non-Votes – 0.

The Company’s stockholders approved a nonbinding advisory resolution on the compensation paid to the Company’s executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement relating to the Company’s reconvened 2014 annual meeting of stockholders.  This proposal received the following votes: For – 26,812,564; Against – 10,808,418; Abstain – 98,973; and Broker Non-Votes – 0.

The results reported above are final voting results.

Item 8.01                                           Other Events.

Director Compensation

On September 30, 2014, the Company updated its Director compensation arrangements.  A summary of the Company’s currently effective Director compensation arrangements is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

On September 30, 2014, the Company granted each of the Company’s Directors 10,000 Common Shares, valued at $3.77, the closing price of the Common Shares on the New York Stock Exchange, or the NYSE, on that day, consistent with the Company’s Director compensation arrangements.

Director Share Ownership Guidelines

On September 30, 2014, the Board of Directors approved changes to the Company’s Governance Guidelines to provide for minimum share ownership by Directors.  Pursuant to the revised Governance Guidelines, within five years of the later of (a) September 30, 2014 and (b) the annual meeting of stockholders at which the Director was first elected to the Board of Directors, or, if earlier, the first annual meeting of stockholders after the Director was initially appointed to the Board of Directors, a Director is expected to accumulate and to continue to own at least 50,000 Common Shares, which is equivalent to owning $188,500 worth of Common Shares, valued at $3.77 per share, the closing price of the Common Shares on the NYSE on that day.  This change is intended to further align the interests of our Directors with those of the Company’s stockholders.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

10.1                          Five Star Quality Care, Inc. 2014 Equity Compensation Plan

10.2                          Summary of Director Compensation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

By:	/s/ Paul V. Hoagland
Name:	Paul V. Hoagland
Title:	Treasurer and Chief Financial Officer

Date: October 3, 2014